Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Shareholder Voting Results                                        8
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statement of Changes in Net Assets                            17
         Notes to Financial Statements                                 18







Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA High-Yield Opportunities Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.









USAA Family of Funds Summary

     Fund                                          Minimum
  Type/Name                 Volatility            Investment
------------------------------------------------------------
CAPITAL APPRECIATION
------------------------------------------------------------
 Aggressive Growth          Very high               $3,000
 Emerging Markets           Very high                3,000
 First Start Growth
  (Registered Trademark)    Moderate to high         3,000
 Gold                       Very high                3,000
 Growth                     Moderate to high         3,000
 Growth & Income            Moderate                 3,000
 International              Moderate to high         3,000
 S&P 500(Registered
  Trademark)Index           Moderate                 3,000
 Science & Technology       Very high                3,000
 Small Cap Stock            Very high                3,000
 World Growth               Moderate to high         3,000
------------------------------------------------------------
ASSET ALLOCATION
------------------------------------------------------------
 Balanced Strategy          Moderate                $3,000
 Cornerstone Strategy       Moderate                 3,000
 Growth and Tax
  Strategy                  Moderate                 3,000
 Growth Strategy            Moderate to high         3,000
 Income Strategy            Low to moderate          3,000
------------------------------------------------------------
INCOME-TAXABLE
------------------------------------------------------------
 GNMA(Registered
  Trademark)Trust           Low to moderate         $3,000
 High-Yield
  Opportunities             High                     3,000
 Income                     Moderate                 3,000
 Income Stock               Moderate                 3,000
 Intermediate-Term
  Bond                      Low to moderate          3,000
 Short-Term Bond            Low                      3,000
------------------------------------------------------------
INCOME-TAX EXEMPT
------------------------------------------------------------
 Long-Term                  Moderate                $3,000
 Intermediate-Term          Low to moderate          3,000
 Short-Term                 Low                      3,000
 State Bond Income          Moderate                 3,000
------------------------------------------------------------
MONEY MARKET
------------------------------------------------------------
 Money Market               Very low                $3,000
 Tax Exempt
  Money Market              Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low                 3,000
 State Money Market         Very low                 3,000
------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.









Investment Review

USAA HIGH-YIELD OPPORTUNITIES FUND

OBJECTIVE: Provide an attractive total return primarily through high current income and secondarily through capital appreciation.

TYPES OF INVESTMENTS: Normally at least 80% of the Fund's assets will be invested in high-yield securities, including bonds often referred to as junk bonds, convertible securities, or preferred stocks.

--------------------------------------------------------------------------------
                                      1/31/00
--------------------------------------------------------------------------------
 Net Assets                       $35.8 Million
 Net Asset Value Per Share           $10.05
--------------------------------------------------------------------------------
Total Return as of 1/31/00
--------------------------------------------------------------------------------
         Since Inception on 8/2/99              5.17%
--------------------------------------------------------------------------------

The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA High-Yield Opportunities Fund, the Credit Suisse First Boston (CSFB) Global High Yield Index, and the Lipper High Current Yield Funds Average for the period of 08/02/99 through 01/31/2000. The data points from the graph are as follows:


               USAA High-Yield         CSFB Global        Lipper High Current
              Opportunities Fund     High Yield Index       Yield Funds Avg.
              ------------------     ----------------     -------------------

08/02/99         $10,000                 $10,000             $10,000
08/99             10,089                   9,911               9,900
09/99             10,114                   9,835               9,839
10/99             10,167                   9,787               9,814
11/99             10,397                   9,920               9,956
12/99             10,520                  10,040              10,087
01/00             10,517                   9,999              10,033

Data since inception on 8/2/99 through 1/31/00


The graph illustrates the comparison of a $10,000 hypothetical investment in the High-Yield Opportunities Fund to the CSFB Global High Yield Index and the Lipper High Current Yield Funds Average. The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The Lipper Average is the average performance level of all high current yield funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.








Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, MATTHEW FREUND, CFA, APPEARS HERE.]

PERFORMANCE

From its inception date of August 2, 1999, to January 31, 2000, your USAA High-Yield Opportunities Fund's total return was 5.17%. Over this same period, your Fund's total return was greater than 10-year U.S. Treasuries, which provided a total return of -2.92%, and less than the S&P 500, which provided a total return of 5.58%.

August was an opportune time to launch a new fund as Y2K fears and concerns over the timing and magnitude of anticipated increases in short-term interest rates by the Federal Open Market Committee (FOMC) unsettled the stock and bond markets. Your Fund benefited from these conditions as hard-to-find securities became available at attractive prices. The high-yield market soon strengthened as Y2K fears diminished and the FOMC's 0.25% increase in November was widely viewed as the last of the year (short-term interest rates were raised by 0.75% in 1999; 0.25% in June, August, and November). High-yield bond prices increased as investors scrambled to put their uninvested cash balances to work in anticipation of a new year's rally. The last half of December was quiet as trading slowed ahead of year end. Contrary to expectations, January proved to be a difficult month as high-yield investors struggled with negative signals from the U.S. Treasury and domestic stock markets -- which generally fell in price during the month.

Over this period, your Fund benefited from its investments in the telecommunications (telephone, long-distance, and cellular), energy, and service sectors. Airgate PCS, Winstar Communications, Allegiance Telecom, R&B Falcon, LifePoint Hospitals, and Avis Rent-A-Car were just a few of the names which provided attractive returns during the period. Partially offsetting this strong performance was weakness in the retail and real estate investment trust (REIT) sectors. In addition, the portfolio's higher-quality names -- which trade more in line with U.S. Treasury securities -- underperformed as interest rates rose and their prices fell.

A WORD ABOUT RISK

The bond markets generally only offer a higher potential return for accepting a higher level of risk. In the high-quality bond market, a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates -- or interest rate risk. In contrast, high-yield securities are generally not as sensitive to changes in interest rates as high-quality bonds. Instead, a higher return is normally used to entice investors into buying securities with a greater risk of default -- or credit risk. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in higher-quality bonds for credit risk.

It is easy to say that high-yield securities can be volatile and can exhibit characteristics of both stocks and higher-quality bonds. This explanation is both accurate and misleading. As noted in the following table, the average high-yield fund, as tracked by Lipper Analytical Services, Inc., has been 28% more volatile than higher-quality bond funds over the past 20 years. Yet this increased volatility is roughly two-thirds the level shown by the S&P 500 over the same period. In addition, high-yield returns have not generally tracked those of higher-quality bond funds, which move inversely with changes in interest rates. High-yield funds have often acted differently than higher-quality bond funds and have, over the long term, produced a higher total return. At the same time, the volatility of high-yield funds has been notably less than the equity market as a whole.


--------------------------------------------------------------------------------
                                   Average Annual     Average Standard
                                    Total Return         Deviation*
         Fund Category             (1979 to 1999)      (1979 to 1999)
--------------------------------------------------------------------------------
    A-Rated Corporate Debt Funds        9.6%                4.0%
    High Current Yield Funds           10.6%                5.1%
    S&P 500 Index Funds                17.6%                7.5%
--------------------------------------------------------------------------------
    Source: Lipper Analytical Services, Inc.
   *Standard deviation is an accepted measure of volatility.


STRATEGY

We are committed to seeking an attractive total return primarily through high current income -- with capital appreciation as a secondary objective. This objective will cause us to invest the majority of the Fund's assets in high-yield securities -- including bonds, convertible securities, and preferred stocks -- with an emphasis on non-investment grade debt. As noted above, these securities have a greater risk of default than high-quality bonds and require intensive research in order to balance the risks with the reward. Simply stated, our strategy is to find securities with the potential for an attractive total return with acceptable risks. We are mindful of the credit risks involved and will continue to maintain a dedication to in-depth research. In addition, we will attempt to spread risk through a wide diversification of both companies and industries.

OUTLOOK

The outlook for the U.S. economy remains positive. Y2K fears were exaggerated and present no material impediments to future economic growth. Inflation fears continue to worry the market, yet remain largely unsubstantiated. At the same time, international markets show significant signs of economic strength.

This positive economic backdrop should provide a solid foundation for the high-yield market. Strong capital markets should continue to provide support to the telecommunication and technology sectors while stronger commodity prices should continue to benefit your Fund's energy and chemical investments. That being said, your Fund exhibits characteristics of both stocks and higher-quality bonds. If either of these asset classes were to enter a bear market, your high-yield fund would not be immune. I continue to believe that over the long term, the high-yield market has the opportunity to provide an attractive total return -- greater than high-quality bonds and with less sensitivity to interest rates, and lower than the broad equity markets but with more predictability and higher current income.


Respectfully submitted on February 4, 2000.








---------------------------------------   --------------------------------------
          Top Ten Holdings                           Top Ten Industries
         (% of Net Assets)                           (% of Net Assets)
---------------------------------------   --------------------------------------
GT Group Telecom, Inc.              4.1   Telephones                        17.4
Hollywood Casino Corp.              3.5   Telecommunications -
Williams Communications                     Cellular/Wireless                5.9
  Group, Inc.                       2.9   Services - Commercial & Consumer   5.6
Avis Rent-A-Car, Inc.               2.9   Broadcasting - Radio & TV          5.5
LifePoint Hospitals Holdings, Inc.  2.9   Gaming Companies                   5.4
Nextlink Communications, Inc.       2.8   Finance - Consumer                 5.4
Riverwood Intl. Corp.               2.8   Real Estate Investment Trusts      3.7
Sovereign Bancorp, Inc.             2.8   Chemicals                          3.4
Winstar Communications, Inc.        2.8   Hospitals                          2.9
PSINet, Inc.                        2.8   Telecommunications - Long-Distance 2.9
---------------------------------------   --------------------------------------

See page 9 for a complete listing of the portfolio of investments.






Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1  Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627


John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,664,427,712              19,027,937                27,873,822









USAA HIGH-YIELD OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)

 Principal                                                                Market
  Amount                                             Moody's              Value
   (000)                  Security                   Ratings   Maturity   (000)
--------------------------------------------------------------------------------

                             CORPORATE BONDS (92.5%)
           Airlines
 $ 1,000   Northwest Airlines, Inc., Notes, 8.52%      Ba2    4/07/2004  $   916
--------------------------------------------------------------------------------
           Auto Parts
     750   Collins & Aikman Products Co.,
            Guaranteed Senior Subordinated
            Notes, 11.50%                               B2    4/15/2006      731
--------------------------------------------------------------------------------
           Banks - Money Center
   1,000   Sovereign Bancorp, Inc., Senior
            Notes, 10.50%                              Ba3   11/15/2006    1,012
--------------------------------------------------------------------------------
           Beverages - Alcoholic
     500   Canandaigua Brands, Inc., Senior
            Subordinated Notes, 8.50%                   B1    3/01/2009      466
--------------------------------------------------------------------------------
           Broadcasting - Radio & TV
   1,650   Charter Communications Holdings, LLC,
            Senior Discount Notes, 0%/9.92% (a)         B2    4/01/2011      976
     500   RCN Corp., Senior Notes, 10.00%              B3   10/15/2007      487
     500   United Pan-Europe Communications
            Senior Notes, 10.88% (b)                    B2   11/01/2007      495
--------------------------------------------------------------------------------
                                                                           1,958
--------------------------------------------------------------------------------
           Chemicals
     750   Borden Chemical & Plastics, L.P.,
            Notes, 9.50%                                B1    5/01/2005      709
     500   Lyondell Chemical Co.,
            Senior Subordinated Notes, 10.88%           B2    5/01/2009      500
--------------------------------------------------------------------------------
                                                                           1,209
--------------------------------------------------------------------------------
           Containers - Paper
   1,000   Riverwood International Corp.,
            Senior Notes, 10.63%                        B3    8/01/2007    1,012
--------------------------------------------------------------------------------
           Electric Utilities
     500   PSE & G Energy Holdings, Inc.,
            Notes, 10.00% (b)                          Ba1   10/01/2009      515
--------------------------------------------------------------------------------
           Electronics - Instrumentation
     500   ASAT Finance LLC Units, 12.50% (b)           B1   11/01/2006      563
--------------------------------------------------------------------------------
           Finance - Consumer
   1,000   Advanta Corp., Notes, 7.00%                  B1    5/01/2001      966
   1,000   Metris Companies, Inc., Senior
            Notes, 10.00%                              Ba3   11/01/2004      965
--------------------------------------------------------------------------------
                                                                           1,931
--------------------------------------------------------------------------------
           Foods
     500   Del Monte Foods Co., Senior
            Discount Note Series B, 0%/12.50% (a)     Caa1   12/15/2007      403
--------------------------------------------------------------------------------
           Gaming Companies
     500   Aztar Corp., Senior Subordinated
            Notes, 8.88%                                B1    5/15/2007      465
   1,210   Hollywood Casino Corp.,
            Senior Secured Notes, 11.25%                B3    5/01/2007    1,249
     250   Mohegan Tribal Gaming Authority, Senior
            Subordinated Notes, 8.75%                  Ba3    1/01/2009      239
--------------------------------------------------------------------------------
                                                                           1,953
--------------------------------------------------------------------------------
           Hospitals
   1,000   Lifepoint Hospitals Holdings, Inc., Senior
            Subordinated Notes, 10.75%                  B3    5/15/2009    1,035
--------------------------------------------------------------------------------
           Housewares
     500   Windmere-Durable Holdings, Inc., Senior
            Subordinated Notes, 10.00%                  B3    7/31/2008      490
--------------------------------------------------------------------------------
           Internet Services
   1,000   PSI Net, Inc., Senior Notes, 10.00%          B3    2/15/2005      995
--------------------------------------------------------------------------------
           Oil - International Integrated
     500   Pemex Finance Ltd., Bond, 9.69%            Baa1    8/15/2009      509
--------------------------------------------------------------------------------
           Oil & Gas - Drilling/Equipment
     500   RBF Finance Co., Senior Secured
            Notes, 11.38%                              Ba3    3/15/2009      534
--------------------------------------------------------------------------------
           Oil & Gas - Exploration & Production
     500   Cheasapeake Energy Corp., Senior
            Notes, 9.63%                                B3    5/01/2005      473
--------------------------------------------------------------------------------
           Real Estate Investment Trusts
     500   TriNet Corporate Realty Trust, Inc.,
            Notes, 7.30%                               Ba2    5/15/2001      480
   1,000   TriNet Corporate Realty Trust, Inc.,
            Notes, 7.95%                               Ba2    5/15/2006      852
--------------------------------------------------------------------------------
                                                                           1,332
--------------------------------------------------------------------------------
           Retail - Discounters
     500   Mattress Discounters Corp., Units,
            12.63% (b)                                  B2    7/15/2007      488
--------------------------------------------------------------------------------
           Retail - Food
     750   Stater Brothers Holdings, Inc.,
            Senior Notes, 10.75%                        B2    8/15/2006      761
--------------------------------------------------------------------------------
           Retail - Specialty
     500   MacSaver Financial Services, Inc.,
            Guaranteed Notes, 7.40%                    Ba2    2/15/2002      332
     500   MacSaver Financial Services, Inc.,
            Guaranteed Notes, 7.88%                    Ba1    8/01/2003      288
--------------------------------------------------------------------------------
                                                                             620
--------------------------------------------------------------------------------
           Services - Commercial & Consumer
   1,000   Avis Rent-A-Car, Inc.,
            Senior Subordinated Notes, 11.00%           B2    5/01/2009    1,036
     500   Kindercare Learning Center, Inc., Senior
            Subordinated Notes, 9.50%                   B3    2/15/2009      474
     500   Weight Watchers International, Inc., Senior
            Subordinated Notes, 13.00% (b)              B2   10/01/2009      515
--------------------------------------------------------------------------------
                                                                           2,025
--------------------------------------------------------------------------------
           Telecommunications - Cellular/Wireless
   1,000   Airgate PCS, Inc., Senior Subordinated
            Discount Notes, 0%/13.50% (a)             Caa1   10/01/2009      565
   1,000   Nextel Communications, Inc.,
            Senior Notes,  9.38% (b)                    B1   11/15/2009      969
   1,000   US Unwired, Inc., Senior Subordinated
            Discount Notes, 0%/13.38% (b)             Caa1   11/01/2009      577
--------------------------------------------------------------------------------
                                                                           2,111
--------------------------------------------------------------------------------
           Telecommunications - Long-Distance
   1,000   Williams Communications Group, Inc.,
            Senior Notes, 10.70%                        B2   10/01/2007    1,041
--------------------------------------------------------------------------------
           Telephones
   1,000   Allegiance Telecom, Inc., Senior
            Discount Notes, 0%/11.75% (a)               B3    2/15/2008      720
   2,750   GT Group Telecom, Inc., 0%/13.25% (a), (b) Caa1    2/01/2010    1,471
     500   Intermedia Communications, Inc., Senior
            Discount Notes, 0%/11.25% (a)               B2    7/15/2007      383
     500   Intermedia Communications, Inc.,
            Senior Notes, 8.88%                         B2   11/01/2007      465
     500   McLeod USA, Inc.,
            Senior Discount Notes, 0%/10.50% (a)        B1    3/01/2007      405
     750   Metromedia Fiber Network, Inc.,
            Senior Notes, 10.00%                        B2   12/15/2009      756
   1,000   Nextlink Communications, Inc.,
            Senior Notes, 10.75%                        B2    6/01/2009    1,017
   1,000   Winstar Communications, Inc., Senior
            Discount Notes, 0%/14.00% (a)             Caa1   10/15/2005    1,005
--------------------------------------------------------------------------------
                                                                           6,222
--------------------------------------------------------------------------------
           Textiles - Apparel
   1,000   Hartmarx Corp.,
            Senior Subordinated Notes, 10.88%           B3    1/15/2002      992
--------------------------------------------------------------------------------
           Waste Management
   1,000   Allied Waste North America, Inc. Senior
            Subordinated Notes, 10.00% (b)              B2    8/01/2009      875
--------------------------------------------------------------------------------
           Total corporate bonds (cost: $33,150)                          33,172
--------------------------------------------------------------------------------

  Number
 of Shares
-----------

                             COMMON STOCKS (1.2%)
           Real Estate Investment Trusts (1.0%)
  25,000   Entertainment Properties Trust                                    350
--------------------------------------------------------------------------------
           Telecommunications - Cellular/Wireless (0.2%)
   1,074   Airgate PCS, Inc. *                                                66
--------------------------------------------------------------------------------
           Total common stocks (cost: $355)                                  416
--------------------------------------------------------------------------------

                             PREFERRED STOCKS (3.9%)
           Real Estate Investment Trusts (1.2%)
  26,000   Prime Group Realty Trust, 9.0%                                    445
--------------------------------------------------------------------------------
           Telecommunications - Cellular/Wireless (2.7%)
     958   Crown Castle International Corp., PIK, 12.75%                     970
--------------------------------------------------------------------------------
           Total preferred stocks (cost: $1,493)                           1,415
--------------------------------------------------------------------------------

 Principal
  Amount
  (000)
-----------

                           SHORT-TERM (4.3%)
           Commercial Paper
 $ 1,531   Raytheon Co., 6.10%, 2/01/2000 (cost: $1,531) (c)               1,531
--------------------------------------------------------------------------------
           Total investments (cost: $36,529)                             $36,534
================================================================================





                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            Telephones                                          17.4%
            Telecommunications - Cellular/Wireless               8.8
            Real Estate Investment Trusts                        5.9
            Services - Commercial & Consumer                     5.6
            Broadcasting - Radio & TV                            5.5
            Finance - Consumer                                   5.4
            Gaming Companies                                     5.4
            Electronics - Defense                                4.3
            Chemicals                                            3.4
            Hospitals                                            2.9
            Telecommunications - Long-Distance                   2.9
            Banks - Money Center                                 2.8
            Containers - Paper                                   2.8
            Internet Services                                    2.8
            Textiles - Apparel                                   2.8
            Airlines                                             2.6
            Waste Management                                     2.4
            Retail - Food                                        2.1
            Auto Parts                                           2.0
            Retail - Specialty                                   1.7
            Electronics - Instrumentation                        1.6
            Oil & Gas - Drilling/Equipment                       1.5
            Electric Utilities                                   1.4
            Housewares                                           1.4
            Oil - International Integrated                       1.4
            Retail - Discounters                                 1.4
            Beverages - Alcoholic                                1.3
            Oil & Gas - Exploration & Production                 1.3
            Foods                                                1.1
                                                               -----
            Total                                              101.9%
                                                               =====


Percentages are of net assets in the portfolio and may or may not equal 100%.













USAA HIGH-YIELD OPPORTUNITIES FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES

(a) Stepped coupon note initially issued in zero coupon form which converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero coupon form.

(b) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.

(c) Security is restricted as to disposition under Section 4(2) of the Securities Act of 1933 (the Act). Any resale of Section 4(2) commercial paper must be effected in a transaction exempt from registration under the Act.

PORTFOLIO DESCRIPTION ABBREVIATIONS

   PIK      Paid in Kind



See accompanying notes to financial statements.








USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2000
(Unaudited)


ASSETS
   Investments in securities, at market value
     (identified cost of $36,529)                                    $  36,534
   Cash                                                                     31
   Receivables:
      Capital shares sold                                                   23
      Dividends and interest                                               741
      Miscellaneous                                                          5
                                                                     ----------
         Total assets                                                   37,334
                                                                     ----------

LIABILITIES
   Securities purchased                                                  1,448
   Capital shares redeemed                                                  34
   Accounts payable and accrued expenses                                    13
   USAA Transfer Agency Company                                              3
                                                                     ----------
         Total liabilities                                               1,498
                                                                     ----------
            Net assets applicable to capital shares outstanding      $  35,836
                                                                     ==========

REPRESENTED BY:
   Paid-in capital                                                   $  35,766
   Accumulated undistributed net investment income                          33
   Accumulated net realized gain on investments                             32
   Net unrealized appreciation of investments                                5
                                                                     ----------
            Net assets applicable to capital shares outstanding      $  35,836
                                                                     ==========
   Capital shares outstanding                                            3,564
                                                                     ==========
   Authorized shares of $.01 par value                                 100,000
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $   10.05
                                                                     ==========

See accompanying notes to financial statements.










USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000*
(Unaudited)


Net investment income:
   Income:
      Dividends                                                       $     127
      Interest                                                            1,364
                                                                      ----------
         Total income                                                     1,491
                                                                      ----------
   Expenses:
      Management fees                                                        71
      Transfer agent's fees                                                  11
      Custodian's fees                                                       19
      Postage                                                                 2
      Shareholder reporting fees                                              6
      Directors' fees                                                         2
      Registration fees                                                      67
      Professional fees                                                      16
      Other                                                                   1
                                                                      ----------
         Total expenses before reimbursement                                195
Expenses reimbursed                                                         (89)
                                                                      ----------
Total expenses after reimbursement                                          106
                                                                      ----------
            Net investment income                                         1,385
                                                                      ----------
Net realized and unrealized gain on investments:
   Net realized gain                                                         32
   Change in net unrealized appreciation/depreciation                         5
                                                                      ----------
            Net realized and unrealized gain                                 37
                                                                      ----------
Increase in net assets resulting from operations                      $   1,422
                                                                      ==========


* Fund commenced operations on August 2, 1999.

See accompanying notes to financial statements.










USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2000*
(Unaudited)


From operations:
   Net investment income                                                $ 1,385
   Net realized gain on investments                                          32
   Change in net unrealized appreciation/depreciation of
      investments                                                             5
                                                                        --------
      Increase in net assets resulting from operations                    1,422
                                                                        --------
Distributions to shareholders from:
   Net investment income                                                 (1,352)
                                                                        --------
   Net realized gains                                                        -
                                                                        --------
From capital share transactions:
   Proceeds from shares sold                                             39,167
   Shares issued for dividends reinvested                                   291
   Cost of shares redeemed                                               (3,692)
                                                                        --------
      Increase in net assets from capital share
         transactions                                                    35,766
                                                                        --------
Net increase in net assets                                               35,836
Net assets:
   Beginning of period                                                       -
                                                                        --------
   End of period                                                        $35,836
                                                                        ========

Undistributed net investment income included in net assets:
   End of period                                                        $    33
                                                                        ========

Change in shares outstanding:
   Shares sold                                                            3,900
   Shares issued for dividends reinvested                                    29
   Shares redeemed                                                         (365)
                                                                        --------
      Increase in shares outstanding                                      3,564
                                                                        ========



* Fund commenced operations on August 2, 1999.

See accompanying notes to financial statements.









USAA HIGH-YIELD OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA High-Yield Opportunities Fund (the Fund) which commenced operations on August 2, 1999. The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by normally investing at least 80% of the Fund's assets in high-yield securities, including bonds often referred to as junk bonds, convertible securities, or preferred stocks.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2000, were $39.2 million and $4.6 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $663.1 thousand and $658.3 thousand, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets. Because the Fund's estimated (annualized) expenses for the six-month period ended January 31, 2000, exceeded .75%, the Manager has absorbed a portion of the Fund's expenses.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The Fund did not utilize these services during the six-month period ended January 31, 2000.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2000, the Association and its affiliates owned 2.1 million shares (58.9%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period is as follows:


                                                                   Six-month
                                                                 Period Ended
                                                                  January 31,
                                                                      2000*
                                                                 ------------
Net asset value at
   beginning of period                                           $     10.00
Net investment income                                                    .46
Net realized and unrealized gain                                         .05
Distributions from net investment income                                (.46)
Distributions of realized capital gains                                   -
                                                                 ------------

Net asset value at end of period                                 $     10.05
                                                                 ============

Total return (%) **                                                     5.17
Net assets at end of period (000)                                $    35,836
Ratio of expenses to average net assets (%)                              .75(a)
Ratio of expenses to average net assets
   excluding reimbursement (%)                                          1.37(a)
Ratio of net investment income to average net assets (%)                9.76(a)
Portfolio turnover (%)                                                 19.15

  * Fund commenced operations August 2, 1999.
 ** Assumes reinvestment of all  dividend income and capital gains distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.









Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777